UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

September 19, 2016

SkyPeople Fruit Juice, Inc.

(Exact name of registrant as specified in its charter)

Florida	000-34502	98-0222013
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

16F, China Development Bank Tower,

No. 2, Gaoxin 1st Road, Xi'an, China 710075

 (Address of principal executive offices, including zip code)

(86-29) 8837-7216

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01	Changes in Registrant's Certifying Accountant.

On September 19, 2016, SkyPeople Fruit Juice, Inc. (the “Company”) received a letter from Wei, Wei & Co., LLP (“Wei Wei”) stating that it would cease its services as the independent registered public accounting firm of the Company, effective from September 19, 2016.

The Company engaged Wei Wei during the period from April 12, 2016 to September 19, 2016 (the “Engagement Period”). During the Engagement Period, Wei Wei did not issue any reports on the Company’s consolidated financial statements.

During the Engagement Period, there were: (1) no disagreements between the Company and Wei Wei on matters of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Wei Wei, would have caused Wei Wei to make reference to the subject matter of the disagreement in its report on the consolidated financial statements, and (2) no “reportable events” as that term is defined in Item 304(a)(1)(v) of Regulation S-K.  Wei Wei issued no audit reports on the Company’s consolidated financial statements.

The Company provided Wei Wei with a copy of the disclosures it is making in this Current Report on Form 8-K (the “Report”) prior to the time the Report was filed with the Securities and Exchange Commission (the “SEC”). The Company has requested that Wei Wei furnish a letter addressed to the SEC stating whether or not it agrees with the statements made herein.  Attached as Exhibit 16.1 is a copy of Wei Wei’s letter addressed to the SEC relating to the statements made by the Company in this report on Form 8-K.

On September 22, 2016, the Audit Committee of Board of Directors of the Company (the "Audit Committee") approved the engagement of Jia Roger Qian Wang, CPA (“Roger Wang”) as the Company's independent registered public accounting firm, effectively immediately. The Audit Committee also approved Roger Wang to act as the Company’s independent registered public accounting firm for the fiscal years ending December 31, 2015 and 2016.

In deciding to engage Roger Wang, the Audit Committee of Board of Directors reviewed auditor independence and existing commercial relationships with Roger Wang, and concluded that Roger Wang has no commercial relationship with the Company that would impair its independence. During the fiscal years ended December 31, 2014, and December 31, 2015, respectively, and in the subsequent period through September 22, 2016, neither the Company nor anyone acting on its behalf has consulted with Roger Wang regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered with respect to the Company’s financial statements; or (ii) any matter that was the subject of a “disagreement” or “reportable event” as those terms are defined in Item 304(a)(1) of Regulation S-K; and there was neither a written report nor oral advice provided to the Company by Roger Wang concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing or financial reporting issue.

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Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Exhibit Title or Description
16.1	Letter from Wei Wei & Co., Ltd to SEC, dated September 23, 2016.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SkyPeople Fruit Juice, Inc.

Date: September 23, 2016	By:	/s/ Hongke Xue
	Name:	Hongke Xue
	Title:	Chief Executive Officer

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